Item No. 77I (Terms of new or amended securities) -
Attachments

Eaton Vance Low Duration Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Government Obligations Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Diversified Income Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance High Income Opportunities Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Tax-Managed Small-Cap Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Emerging Markets Local Income Fund
The Fund began issuing Class I shares during the period.
 The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Strategic Income Fund

The Fund began issuing Class I and Class R shares during the period. The terms of these share classes are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Large-Cap Core Research Fund
The Fund began issuing Class C shares during the period. The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.

Eaton Vance Global Macro Absolute Return Fund

The Fund began issuing Class C shares during the period. The terms of this share class are described in the Fund's prospectus and statement of additional information, which are incorporated herein by reference.